SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e) (2))

                          BANKATLANTIC BANCORP, INC.
               (Name of Registrant as Specified in Its Charter)

                          BANKATLANTIC BANCORP, INC.
   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:
  (2) Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  (4) Proposed maximum aggregate value of transaction:
  (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:

[BANKATLANTIC LOGO]

                          BANKATLANTIC BANCORP, INC.
                          1750 EAST SUNRISE BOULEVARD
                        FORT LAUDERDALE, FLORIDA 33304

                                January 2, 1998

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of BankAtlantic Bancorp, Inc. (the "Company"), which will be held on Tuesday, February 3, 1998 at 10:00 a.m., local time, at 1750 East Sunrise Boulevard, Fort Lauderdale, Florida, 33304.

     At the Special Meeting, (i) holders of the Company's Class A Common Stock will be asked to consider and vote upon a proposed amendment to the Company's Articles of Incorporation that increases the authorized shares of the Company's Class A Common Stock from 30,000,000 to 80,000,000 shares (the "Class A Amendment") and (ii) holders of the Company's Class B Common Stock will be asked to consider and vote upon a proposed amendment to the Company's Articles of Incorporation that increases the authorized shares of the Company's Class B Common Stock from 15,000,000 to 45,000,000 shares (the "Class B Amendment" and, together with the Class A Amendment, the "Amendments"). The relative rights, powers and limitations of the Class A Common Stock and Class B Common Stock would remain unchanged by the Amendments. As more fully described in this Proxy Statement, the Board of Directors believes that the Amendments will provide the Company with greater flexibility to consider potential future actions involving the issuance of shares, including possible future financings, acquisitions, stock dividends or stock option plans.

     The Notice of Special Meeting and Proxy Statement, which are contained in the following pages, more fully describe the action to be taken by shareholders at the Special Meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES IN FAVOR OF THE AMENDMENTS.

     YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting, and regardless of the size of your holdings, you are encouraged to promptly sign, date and mail the enclosed proxy in the pre-stamped envelope provided. The prompt return of your proxy will save additional solicitation expense and will not affect your right to vote in person in the event that you attend the Special Meeting. Please vote today.

     On behalf of your Board of Directors and the employees of the Company and its subsidiary, BankAtlantic, I would like to express our appreciation for your continued support.

                                        Sincerely,

                                        /s/ ALAN B. LEVAN
                                        --------------------------
                                        Alan B. Levan
                                        Chairman of the Board

                          BANKATLANTIC BANCORP, INC.
                          1750 EAST SUNRISE BOULEVARD
                        FORT LAUDERDALE, FLORIDA 33304

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 3, 1998

                               ----------------

     NOTICE IS HEREBY GIVEN THAT A Special Meeting of Shareholders of BankAtlantic Bancorp, Inc. (the "Company") will be held at 1750 East Sunrise Boulevard, Fort Lauderdale, Florida, 33304 on Tuesday, February 3, 1998 commencing at 10:00 a.m., local time, for the following purposes:

   1. To consider and vote upon an amendment to the Company's Articles of Incorporation that increases the authorized shares of the Company's Class A Common Stock from 30,000,000 to 80,000,000 shares.

   2. To consider and vote upon an amendment to the Company's Articles of Incorporation that increases the authorized shares of the Company's Class B Common Stock from 15,000,000 to 45,000,000 shares.

   3. To transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

     The foregoing matters are more fully described in the Proxy Statement which forms a part of this Notice.

     Only shareholders of record at the close of business on December 29, 1997 are entitled to notice of and, to the extent indicated in the attached Proxy Statement, to vote at the Special Meeting.

                                        Sincerely yours,

                                        /s/ JEAN CARVALHO
                                        ---------------------------
                                        Jean Carvalho
                                        Secretary

Fort Lauderdale, Florida
January 2, 1998

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES; THEREFORE EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          BANKATLANTIC BANCORP, INC.
                          1750 EAST SUNRISE BOULEVARD
                        FORT LAUDERDALE, FLORIDA 33304

                               ----------------
                                PROXY STATEMENT
                               ----------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BankAtlantic Bancorp, Inc. (the "Company") of proxies for use at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at 1750 East Sunrise Boulevard, Fort Lauderdale, Florida 33304 on Tuesday, February 3, 1998 at 10:00 a.m., and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     This Proxy Statement, Notice of Meeting and accompanying proxy card will be mailed to shareholders on or about January 2, 1998.

GENERAL

     Each proxy solicited hereby, if properly executed and received by the Company prior to the Special Meeting and not revoked prior to its use, will be voted in accordance with the instructions contained therein. Executed proxies with no instructions contained therein will be voted for the proposals described below. Although the Board of Directors is unaware of any matters to be presented at the Special Meeting other than the proposals described below, if any other matters are properly brought before the Special Meeting, the persons named in the enclosed form of proxy will vote as proxies in accordance with their own best judgment on those matters.

     Any shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before it is exercised by notifying the Secretary of the Company in writing at the address set forth above, by submitting a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

     The Company will bear the expense of soliciting proxies in the accompanying form and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons. The Company does not currently intend to solicit proxies other than by use of the mail, but certain directors, officers and regular employees of the Company or its subsidiary BankAtlantic, without additional compensation, may solicit proxies personally or by telephone, telegram, special letter or otherwise. In addition, the Company may retain the services of a proxy solicitor to solicit proxies on behalf of the Company although no decision has been made at this time regarding such retention. If a proxy solicitor were to be retained, it is expected that it would be paid a customary fee, including the reimbursement of reasonable out-of-pocket expenses, and that any solicitation by the proxy solicitor would be made in the same manner discussed above.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE

     Only holders of record of the Company's Class A Common Stock and Class B Common Stock, each par value $.01 per share, at the close of business on December 29, 1997 (the "Record Date") are entitled to vote, as indicated herein, at the Special Meeting. On the Record Date, there were 15,069,281 shares of Class A Common Stock and 10,690,231 shares of Class B Common Stock issued and outstanding. Each share of Class B Common Stock is entitled to one vote on all matters presented for a vote at the Special Meeting. Holders of the Class A Common Stock are entitled to one vote on Proposal 1 but will not be entitled to vote on Proposal 2 or, unless otherwise required by law, on any other matter presented for a vote at the Special Meeting.

QUORUM; ADJOURNMENT

     The presence, in person or by proxy, of at least a simple majority of the total outstanding shares of Class B Common Stock is necessary to constitute a quorum to carry on business at the Special Meeting and the presence, in person or by proxy, of at least a simple majority of the total outstanding shares of Class A Common Stock is necessary to constitute a quorum to consider and vote upon Proposal 1. In the event that there are not sufficient shares represented for a quorum, the Special Meeting may be adjourned from time to time until a quorum is obtained; provided, however, that if a sufficient number of shares of Class B Common Stock representing a quorum exists, but the number of shares of Class A Common Stock present does not constitute a quorum, the Company may transact any business that does not require the vote of the holders of Class A Common Stock.

VOTE REQUIRED FOR APPROVAL

     To approve Proposal 1, the number of votes in favor of the proposal must exceed the number of votes against the proposal with the holders of shares of Class A Common Stock and Class B Common Stock voting as separate voting groups. Only the holders of Class B Common Stock will be entitled to vote on Proposal 2, and to approve Proposal 2 the number of votes in favor of the proposal must exceed the number of votes against the proposal. In each case, abstentions and broker non-votes will have no effect on the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Listed in the table below are the beneficial owners known by the Company to hold as of December 1, 1997 more than 5% of the Company's outstanding shares of Class A Common Stock or Class B Common Stock. In addition, this table includes the outstanding shares beneficially owned by directors of the Company and certain executive officers who are not directors of the Company, and the number of shares owned by directors and executive officers as a group.

                                                CLASS A              CLASS B
                                              COMMON STOCK         COMMON STOCK        PERCENT OF       PERCENT OF
                                                 AS OF                AS OF             CLASS A          CLASS B
NAME OF BENEFICIAL OWNER                    DECEMBER 1, 1997     DECEMBER 1, 1997     COMMON STOCK     COMMON STOCK
------------------------------------------- ------------------   ------------------   --------------   -------------
BFC Financial Corporation (1)(2)(3)  ......     4,287,712            4,876,124            28.49            45.65

FMR Corp.(2) ..............................       196,011              784,046             1.30             7.34

PNC Bank Corp.(2)  ........................       169,605              678,420             1.13             6.35

John E. Abdo(3)(4) ........................           167              105,466                *                *

Steven M. Coldren(4)(5)  ..................        19,876               20,826                *                *

Bruno L. DiGiulian(4)(6) ..................        44,776               59,297                *                *

Mary E. Ginestra(4)   .....................        32,795               46,726                *                *

Frank V. Grieco ...........................         6,899               16,599                *                *

Alan B. Levan(1)   ........................     4,287,910            4,942,801            28.50            46.27

Charlie C. Winningham II(4)(5) ............        75,642               91,685                *                *

Jasper R. Eanes ...........................         3,692                9,265                *                *

Lewis F. Sarrica(4)   .....................         5,582               25,390                *                *

All directors and executive officers
 of the Company and BankAtlantic
 as a group (13 persons, including the
 individuals identified above) ............     4,481,420            5,331,174            29.78            49.91

----------------
 *  Less than one percent of the class.

(1) Mr. Levan has sole voting and investment power with respect to 198 shares of Class A Common Stock and sole voting and investment power with respect to 208 shares of Class B Common Stock. Amounts for Mr. Levan include beneficial ownership of 66,469 shares of Class B Common Stock that may be acquired within 60 days pursuant to stock options on which shares Mr. Levan would have sole voting and investment power upon acquisition. Mr. Levan may be deemed to be the beneficial owner of the shares of Class A and Class B Common Stock beneficially owned by BFC Financial Corporation ("BFC"), a financial services and savings bank holding company.

(2) BFC's mailing address is 1750 East Sunrise Boulevard, Fort Lauderdale, Florida 33304. FMR Corp.'s mailing address is 82 Devonshire Street, Boston, Massachusetts 02109. PNC Bank Corp.'s mailing address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Amounts for FMR Corp. and PNC Bank Corp. are based on public filings made by such entities on Schedules 13G.

(3) Mr. Abdo, Vice Chairman of the Company and BankAtlantic owns 15.9% of the outstanding common stock of BFC. He also serves as Vice Chairman of BFC.

(4) Includes beneficial ownership of the following shares by the following persons which may be acquired within 60 days pursuant to stock options:
    Mr. Abdo--105,288 Class B shares; Mr. DiGiulian--19,534 Class A shares and 32,812 Class B shares; Mr. Coldren--19,534 Class A shares and 20,466 Class B shares; Mrs. Ginestra--19,534 Class A shares and 32,812 Class B shares; Mr. Winningham--19,534 Class A shares and 32,812 Class B shares; and Mr. Sarrica--19,532 Class B shares.

(5) Shares beneficially owned by the indicated director and his wife are: Mr. Coldren--342 Class A shares, 360 Class B shares; and Mr.
    Winningham--56,108 Class A shares, 58,873 Class B shares. The indicated director shares voting and investment power with respect to these shares.

(6) Mr. DiGiulian's wife beneficially owns 25,242 Class A shares and 26,485 Class B shares.

             PROPOSALS FOR APPROVAL OF AMENDMENTS TO THE COMPANY'S
                           ARTICLES OF INCORPORATION

     The Class A Amendment (as defined below) constitutes Proposal 1 of this Proxy Statement and the Class B Amendment (as defined below) constitutes Proposal 2 of this Proxy Statement. Each of the Amendments will be voted upon separately as discussed herein and implementation of the Class A Amendment and the Class B Amendment are not conditioned upon the approval of the other.

DESCRIPTION OF THE AMENDMENTS

     The Board of Directors is proposing to amend Article 3 of the Company's Articles of Incorporation in two respects. The proposed amendments to the Company's Articles of Incorporation, which are set forth in Articles of Amendment attached hereto as Appendix A, (i) increase the authorized shares of the Company's Class A Common Stock from 30 million to 80 million shares (the "Class A Amendment") and (ii) increase the authorized shares of the Company's Class B Common Stock from 15 million to 45 million shares (the "Class B Amendment" and, together with the Class A Amendment, the "Amendments"). The relative rights, powers and limitations of the Class A Common Stock and Class B Common Stock would remain unchanged by the Amendments.

REASONS FOR THE AMENDMENTS

     The Company's Articles of Incorporation presently authorize the issuance of a total of 30 million shares of Class A Common Stock and 15 million shares of Class B Common Stock. At December 29, 1997, 15,069,281 shares of Class A Common Stock and 10,690,231 shares of Class B Common Stock were issued and outstanding. In addition, an aggregate of 1,294,703 shares of Class A Common Stock are reserved for issuance upon exercise of currently outstanding stock options, and an aggregate of 13,155,439 shares of Class A Common Stock are reserved for issuance upon conversion of the currently outstanding 6-3/4% Convertible Subordinated Debentures of the Company and upon conversion of the currently outstanding 5-5/8% Convertible Subordinated Debentures of the Company. Additionally, an aggregate of 1,713,665 shares of Class B Common Stock are reserved for issuance upon exercise of currently outstanding stock options and warrants. Accordingly, at December 29, 1997 there were 480,577 authorized shares of Class A Common Stock and 2,596,104 authorized shares of Class B
Common Stock unissued and not reserved for issuance.

     The Board believes that approval of the Amendments will allow the Company to have greater flexibility to consider potential future actions which involve the issuance of shares, including possible future financings, acquisitions, stock dividends or distributions or other corporate purposes which may be identified in the future by the Board.

     The Company issued two 25% stock dividends in each of 1996 and 1997 which were payable in shares of Class A Common Stock. Further, the Company anticipates that it may, based on market conditions and other factors, issue additional shares of Class A Common Stock as stock dividends since the Board believes that these stock dividends contribute to a broader and enhanced trading market for the Class A Common Stock.

     The Company is seeking approval of the Amendments for strategic purposes and, except as discussed above, has not reached any definitive agreements with respect to the issuance of any shares of Class A Common Stock or Class B Common Stock. However, no subsequent shareholder approval will be required prior to the issuance of the authorized number of shares of Class A Common Stock or Class B Common Stock (including the additional shares for which authorization is sought hereby), nor is it anticipated that shareholder approval will be sought in connection with any such future issuances, unless such approval is otherwise required by law or regulation.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE AMENDMENTS

     The authorization of additional shares of Class A Common Stock and Class B Common Stock contemplated by the Amendments is not intended to have an anti-takeover effect. However, the issuance of Class A Common Stock, which is non-voting, whether in connection with a public offering, an acquisition or a stock dividend, could have the effect of enabling existing management and shareholders, including BFC, to retain substantially their current relative voting power without the dilution which would be experienced if additional voting securities were issued. Further, in the event that a stock dividend on the Class B Common Stock was declared which was payable in Class A Common Stock, the recipient could dispose of shares of Class A Common Stock without affecting its voting power. The approval of the Class A Amendment will allow the existing shareholders, including BFC, to continue to exercise voting control over the Company even if the Company were to raise additional capital through the issuance of Class A Common Stock, and the approval of the Class A Amendment and/or the Class B Amendment will result in the authorization of additional shares which may be issued without additional shareholder approval. In addition, the authorization of additional shares of Class B Common Stock would provide management with the ability to negate the efforts of unfriendly acquirors through the issuance of Class B Common Stock to others who are friendly to management. As a consequence, approval of the Amendments may further limit the circumstances in which a sale or transfer of control of the Company could be consummated which was not acceptable to BFC or management. Although the Board of Directors considers it in the best interest of the shareholders to allow the Company to have greater flexibility to consider future actions which involve the issuance of shares as discussed above, the issuance of additional shares could discourage unsolicited acquisition proposals which often involve the purchase of stock at a premium. However, it should be noted that a sale, contested merger, assumption of control by an outside principal shareholder or the removal of incumbent directors, would at the present time be difficult if not impossible without BFC's concurrence given BFC's ownership position in the Company.

     The Company's present Articles of Incorporation and By-Laws also contain other provisions which could have anti-takeover effects. These provisions include, without limitation, (i) the authority of the Board of Directors to issue additional shares of preferred stock and to fix the relative rights and preferences of the preferred stock without additional shareholder approval,
(ii) the division of the Company's board of directors into three classes of directors with three-year staggered terms, and (iii) certain notice procedures to be complied with by shareholders in order to make shareholder proposals or nominate directors.

     Neither the Class A Common Stock nor Class B Common Stock entitle the holder thereof to any preemptive rights.

     The Company has been advised that management and BFC currently intend to vote all shares of Class A Common Stock and Class B Common Stock owned by them in favor of Proposal 1 and all shares of Class B Common Stock owned by them in favor of Proposal 2.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO AMEND THE ARTICLES OF INCORPORATION AS SET FORTH IN PROPOSAL 1 AND PROPOSAL 2


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters, other than those referred to in the accompanying Notice of Meeting, that may be brought before the Special Meeting. However, if any other matters should properly come before the Special Meeting, the persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

                          INCORPORATION BY REFERENCE

     The Company's Annual Report on Form 10-K for the year ended December 31, 1996 and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1997 are incorporated by reference into this Proxy Statement. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE IN SUCH DOCUMENTS) ARE AVAILABLE WITHOUT CHARGE AND WILL BE SENT BY FIRST CLASS MAIL WITHIN ONE BUSINESS DAY OF RECEIPT OF AN ORAL OR WRITTEN REQUEST MADE TO BANKATLANTIC BANCORP, INC., 1750 EAST SUNRISE BOULEVARD, FORT LAUDERDALE, FLORIDA 33304; TELEPHONE: (954) 760-5000; ATTENTION: JEAN CARVALHO, SECRETARY. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE AT LEAST TEN (10) BUSINESS DAYS BEFORE THE SPECIAL MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ JEAN CARVALHO
                                        ------------------------------
                                        Jean Carvalho
                                        Secretary

January 2, 1998

                                                                     APPENDIX A


                                    FORM OF
                             ARTICLES OF AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                      OF
                          BANKATLANTIC BANCORP, INC.

     The Amended and Restated Articles of Incorporation of BANKATLANTIC BANCORP, INC., a Florida corporation (the "Corporation"), are hereby amended pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act as follows:

     1. The introductory paragraph of Article III shall be deleted in its entirety and amended to read as follows:

                          ARTICLE III--CAPITAL STOCK

   The aggregate number of shares of capital stock which this Corporation shall have authority to issue is One Hundred Thirty Five Million (135,000,000) of which Ten Million (10,000,000) shall be preferred stock, par value $.01 per share, and of which One Hundred Twenty Five Million (125,000,000) shall be common stock, par value $.01 per share, consisting of Eighty Million (80,000,000) shares of a class designated "Class A Common Stock" and Forty Five Million (45,000,000) shares of a class designated "Class B Common Stock" (the Class A Common Stock and the Class B Common Stock are sometimes hereinafter referred to collectively as the "Common Stock"). The preferred stock may be divided into and issued in series by the Board of Directors as set forth below. The Board of Directors shall fix the consideration to be received for each share. Such consideration shall consist of any tangible or intangible property or benefit to this Corporation, including cash, promissory notes, services performed or securities of other corporations or entities and shall have a value, in the judgment of the Board of Directors, equivalent to or greater than the full par value of the shares. In the case of a stock dividend, that part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for their issuance.

                                REVOCABLE PROXY

         THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           BANKATLANTIC BANCORP, INC.

     The undersigned appoints Bruno L. Di Giulian and Charlie C. Winningham, II or either of them, with full power of substitution and resubstitution, proxies of the undersigned with all the powers that the undersigned would possess if personally present to cast all votes which the undersigned would be entitled to vote at the Special Meeting of Stockholders (the "Special Meeting") of BankAtlantic Bancorp, Inc. (the "Company"), to be held at 10:00 a.m. local time, on Tuesday, February 3, 1998, at 1750 East Sunrise Boulevard, Fort Lauderdale, Florida 33304, and at any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as indicated on the back of this card.

     Your Board of Directors unanimously recommends that you vote FOR the item set forth on the back of this card as described in the Notice of Special Meeting and Proxy Statement.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN, OR IN THE EVENT NO INSTRUCTIONS ARE SET FORTH, THIS PROXY WILL BE VOTED FOR THE ITEM SET FORTH ON THE BACK OF THIS CARD AS DESCRIBED IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. THIS PROXY HEREBY REVOKES ALL PRIOR PROXIES GIVEN WITH RESPECT TO THE SHARES OF THE UNDERSIGNED.

[X] Please mark your votes as indicated in this example.

1. Approval and Adoption of an Amendment to the Company's
   Articles of Incorporation Increasing the Authorized Shares of the Company's Class A Common Stock

         FOR      AGAINST      ABSTAIN
         [ ]        [ ]          [ ]

Please complete, sign, date and return promptly this Proxy in the enclosed pre-addressed return envelope.
No postage is required for mailing in the United States.

Date:___________________________________________________
                  (Month, day, year)

________________________________________________________
                     Signature(s)

________________________________________________________
                     Signature(s)

IMPORTANT: PLEASE DATE THIS PROXY AND SIGN
EXACTLY AS YOUR NAME APPEARS TO THE LEFT. WHEN
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A
CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY
PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNER-
SHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED
PERSON.

                                REVOCABLE PROXY

         THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           BANKATLANTIC BANCORP, INC.

     The undersigned appoints Bruno L. Di Giulian and Charlie C. Winningham, II or either of them, with full power of substitution and resubstitution, proxies of the undersigned with all the powers that the undersigned would possess if personally present to cast all votes which the undersigned would be entitled to vote at the Special Meeting of Stockholders (the "Special Meeting") of BankAtlantic Bancorp, Inc. (the "Company"), to be held at 10:00 a.m. local time, on Tuesday, February 3, 1998, at 1750 East Sunrise Boulevard, Fort Lauderdale, Florida 33304, and at any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as indicated on the back of this card.

     Your Board of Directors unanimously recommends that you vote FOR the items set forth on the back of this card as described in the Notice of Special Meeting and Proxy Statement.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN, OR IN THE EVENT NO INSTRUCTIONS ARE SET FORTH, THIS PROXY WILL BE VOTED FOR THE ITEMS SET FORTH ON THE BACK OF THIS CARD AS DESCRIBED IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. THIS PROXY HEREBY REVOKES ALL PRIOR PROXIES GIVEN WITH RESPECT TO THE SHARES OF THE UNDERSIGNED.

[X] Please mark your votes as indicated in this example.

1. Approval and Adoption of an Amendment to the Company's
   Articles of Incorporation Increasing the Authorized Shares of the Company's Class A Common Stock

         FOR      AGAINST      ABSTAIN
         [ ]        [ ]          [ ]

2. Approval and Adoption of an Amendment to the Company's
   Articles of Incorporation Increasing the Authorized Shares of the Company's Class B Common Stock

         FOR      AGAINST      ABSTAIN
         [ ]        [ ]          [ ]

Please complete, sign, date and return promptly this Proxy in the enclosed pre-addressed return envelope.
No postage is required for mailing in the United States.

Date:___________________________________________________
                  (Month, day, year)

________________________________________________________
                     Signature(s)

________________________________________________________
                     Signature(s)

IMPORTANT: PLEASE DATE THIS PROXY AND SIGN
EXACTLY AS YOUR NAME APPEARS TO THE LEFT. WHEN
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A
CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY
PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNER-
SHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED
PERSON.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
BankAtlantic Bancorp, Inc.:

   We have audited the accompanying consolidated statements of financial condition of BankAtlantic Bancorp, Inc. and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of BankAtlantic Bancorp, Inc. and subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 1996, in conformity with generally accepted accounting principles.

   KPMG PEAT MARWICK LLP

Fort Lauderdale, Florida
January 28, 1997